UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM	1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2017

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of EnTrustPermal Alternative Core Fund for the six-month reporting period ended June 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

II	EnTrustPermal Alternative Core Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2016 U.S. gross domestic product (“GDP”)i growth was a revised 1.8%. GDP growth then decelerated to revised 1.2% during the first quarter of 2017. Finally, the U.S. Department of Commerce’s initial estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The acceleration in growth reflected a smaller decrease in private inventory investment, an acceleration in personal consumption expenditures and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on June 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed moderately declined over the period. In June 2017, 24.3% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

Turning to the global economy, in its July 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in global growth anticipated in the April World Economic Outlook remains on track, with global output projected to grow by 3.5 percent in 2017 and 3.6 percent in 2018. The unchanged global growth projections mask somewhat different contributions at the country level. U.S. growth projections are lower than in April, primarily reflecting the assumption that fiscal policy will be less expansionary going forward than previously anticipated. Growth has been revised up for Japan and especially the euro area, where positive surprises to activity in late 2016 and early 2017 point to solid momentum. China’s growth projections have also been revised up, reflecting a strong first quarter of 2017 and expectations of continued fiscal support.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.9%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.3% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

EnTrustPermal Alternative Core Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. Looking back, in March 2015, before the beginning of the reporting period, the European Central Bank (“ECB”)v announced that it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month bonds. Since that time, the ECB has remained on hold in terms of monetary policy. In other developed countries, in August 2016 the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility, the U.S. stock market rose sharply and posted strong results during the reporting period as a whole. The market rallied over the first two months of the period and reached several new all-time highs. This was driven by expectations for improving economic growth,

IV	EnTrustPermal Alternative Core Fund

an increase in fiscal spending and a rollback for certain government regulations under President Donald Trump’s administration. After largely treading water in March 2017, the market again rallied from April through June 2017, as first quarter 2017 corporate profits were generally better than expected. All told, for the six months ended June 30, 2017, the S&P 500 Indexix gained 9.34%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexx, generated the strongest returns, as they gained 9.27% over the reporting period. In contrast, small-cap stocks, as measured by the Russell 2000 Indexxi, generated the weakest results, returning 4.99%, whereas mid-cap stocks, as measured by the Russell Midcap Indexxii, returned 7.99%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthxiii and Russell 3000 Valuexiv Indices, returned 13.69% and 4.32%, respectively, during the six months ended June 30, 2017.

Q. How did the international stock market perform during the reporting period?

A. As was the case in the U.S., international equities rallied sharply during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxv, rose during five of the six months of the reporting period. All told, the MSCI EAFE Index returned 13.81% for the six months ended June 30, 2017. These strong results were driven by solid investor demand, continued monetary policy accommodation and less concern over U.S. protectionism trade policies. Emerging market equities performed even better, with the MSCI Emerging Markets Indexxvi generating a 18.43% return over the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six months ended June 30, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.20% and ended the period at 1.38%. Their low for the period of 1.12% occurred on February 24, 2017, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.45% and ended the period at 2.31%. Their low of 2.14% occurred on both June 6 and June 26, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexxvii, returned 2.27% during the six months ended June 30, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

EnTrustPermal Alternative Core Fund	V

Investment commentary (cont’d)

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxviii, gained 4.92% for the six months ended June 30, 2017. The high-yield market began the reporting period on a positive note, as it rallied sharply over the first two months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied from April through June 2017.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Globalxix returned 6.20% during the six months ended June 30, 2017. The asset class posted positive results during the first five months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. The asset class then modestly declined in June 2017.

Performance review

For the six months ended June 30, 2017, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned 3.11%. The Fund’s unmanaged benchmarks, the MSCI World Indexxx (Gross) and the Bloomberg Barclays U.S. Aggregate Index, returned 11.02% and 2.27%, respectively, for the same period. The 60/40 Composite Indexxxi, consisting of 60% MSCI World Index (Gross) and 40% Bloomberg Barclays U.S. Aggregate Index, returned 7.45% for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 1.64% over the same time frame.

Performance Snapshot as of June 30, 2017 (unaudited)
(excluding sales charges)	6 months
EnTrustPermal Alternative Core Fund:
Class A	3.11%
Class C	2.76%
Class FI	3.17%
Class I	3.25%
Class IS	3.26%
MSCI World Index (Gross)	11.02%
Bloomberg Barclays U.S. Aggregate Index	2.27%
60/40 Composite Index	7.45%
Lipper Alternative Multi-Strategy Funds Category Average	1.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2017 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 218 funds in the Fund’s Lipper category, and excluding sales charges, if any.

VI	EnTrustPermal Alternative Core Fund

distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EnTrustPermal Management LLC’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.30%, 3.04%, 2.36%, 2.07% and 2.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager has also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual fund operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in

EnTrustPermal Alternative Core Fund	VII

Investment commentary (cont’d)

the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

RISK: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds, which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund and some of the underlying funds may employ short selling, which is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover rates and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	EnTrustPermal Alternative Core Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[x]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

xii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

xiii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xiv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xvi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xvii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xviii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xx	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xxi	The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index.

EnTrustPermal Alternative Core Fund	IX

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2017 and December 31, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Prior year percentages have been restated to reflect current period classifications.
*	Represents less than 0.1%.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡	The bar graph above represents the composition of the Fund’s securities sold short as of June 30, 2017 and December 31, 2016 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2017 and held for the six months ended June 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.11%	$1,000.00	$1,031.10	1.43%	$7.20	Class A	5.00%	$1,000.00	$1,017.70	1.43%	$7.15
Class C	2.76	1,000.00	1,027.60	2.17	10.91	Class C	5.00	1,000.00	1,014.03	2.17	10.84
Class FI	3.17	1,000.00	1,031.70	1.41	7.10	Class FI	5.00	1,000.00	1,017.80	1.41	7.05
Class I	3.25	1,000.00	1,032.50	1.17	5.90	Class I	5.00	1,000.00	1,018.99	1.17	5.86
Class IS	3.26	1,000.00	1,032.60	1.17	5.90	Class IS	5.00	1,000.00	1,018.99	1.17	5.86

2	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

[1]	For the six months ended June 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

June 30, 2017

EnTrustPermal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 36.7%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	1,571,607	$13,531,534	(a)
iShares, Inc. — iShares MSCI Europe Financials ETF	312,400	6,854,056
iShares, Inc. — iShares MSCI Eurozone ETF Index Fund	338,300	13,641,947
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	2,856,506	28,936,401	*
Matthews Japan Fund, Institutional Class Shares	643,026	13,902,229
Pershing Square Holdings Ltd.	371,597	5,585,181	*(a)
RMB Mendon Financial Services Fund	329,105	14,112,008
SPDR Gold Trust — SPDR Gold Shares	139,087	16,415,048	*
SPDR Series Trust — SPDR S&P Regional Banking ETF	130,800	7,187,460
VanEck Vectors Gold Miners ETF	36,000	794,880
VanEck Vectors Junior Gold Miners ETF	84,100	2,807,258
WisdomTree Japan Hedged Equity Fund	133,400	6,936,800
Total Investments in Underlying Funds (Cost — $124,498,075)		130,704,802
Common Stocks — 20.5%
Consumer Discretionary — 0.1%
Specialty Retail — 0.1%
Barnes & Noble Inc.	35,977	273,425
Financials — 13.0%
Capital Markets — 3.7%
Apollo Global Management LLC, Class A Shares	96,500	2,552,425
Brookfield Asset Management Inc., Class A Shares	68,600	2,689,806
Carlyle Group LP	144,900	2,861,775
KKR & Co. LP	137,200	2,551,920
Oaktree Capital Group LLC	57,200	2,665,520
Total Capital Markets		13,321,446
Insurance — 2.4%
Third Point Reinsurance Ltd.	608,000	8,451,200	*
Mortgage Real Estate Investment (REITs) — 6.9%
Apollo Commercial Real Estate Finance Inc.	130,500	2,420,775
Blackstone Mortgage Trust Inc., Class A Shares	77,300	2,442,680
Chimera Investment Corp.	141,575	2,637,542
Invesco Mortgage Capital Inc.	155,200	2,593,392
MFA Financial Inc.	294,400	2,470,016
New Residential Investment Corp.	140,700	2,189,292
Pennymac Mortgage Investment Trust	140,200	2,564,258
Redwood Trust Inc.	143,800	2,450,352
Starwood Property Trust Inc.	104,229	2,333,688
Two Harbors Investment Corp.	254,933	2,526,386
Total Mortgage Real Estate Investment (REITs)		24,628,381
Total Financials		46,401,027

See Notes to Consolidated Financial Statements.

4	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

EnTrustPermal Alternative Core Fund

Description	Shares	Value
Health Care — 1.8%
Health Care Equipment & Supplies — 0.9%
Alere Inc.	68,800	$3,453,072	*
Health Care Providers & Services — 0.9%
VCA Inc.	33,900	3,129,309	*
Total Health Care		6,582,381
Information Technology — 2.8%
Communications Equipment — 0.9%
Brocade Communications Systems Inc.	249,300	3,143,673
Semiconductors & Semiconductor Equipment — 1.0%
NXP Semiconductors NV	31,400	3,436,730	*
Software — 0.9%
Mobileye NV	52,200	3,278,160	*
Total Information Technology		9,858,563
Materials — 0.9%
Chemicals — 0.9%
Monsanto Co.	27,300	3,231,228
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Straight Path Communications Inc., Class B Shares	19,500	3,503,175	*
Utilities — 0.9%
Gas Utilities — 0.9%
WGL Holdings Inc.	37,200	3,103,596
Total Common Stocks (Cost — $67,385,883)		72,953,395

	Shares/ Units
Master Limited Partnerships — 10.1%
Energy — 9.3%
Antero Midstream Partners LP	94,200	3,125,556
Buckeye Partners LP	54,200	3,465,006
DCP Midstream LP	102,800	3,477,724
Enable Midstream Partners LP	230,000	3,666,200
EnLink Midstream Partners LP	209,500	3,553,120
Enterprise Products Partners LP	117,500	3,181,900
MPLX LP	101,500	3,390,100
Rice Midstream Partners LP	66,000	1,316,040
Spectra Energy Partners LP	75,500	3,238,950
Valero Energy Partners LP	33,526	1,530,127
Williams Partners LP	81,700	3,276,987
Total Energy		33,221,710

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2017

EnTrustPermal Alternative Core Fund

			Shares/ Units	Value
Financials — 0.8%
Blackstone Group LP			85,400	$2,848,090
Total Master Limited Partnerships (Cost — $35,428,217)				36,069,800

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Option — 0.1%
iShares Russell 2000 ETF, Put @ $133.00 (Cost — $355,081)	8/18/17	2,000	$200,000	188,000
Total Investments before Short-Term Investments (Cost — $227,667,256)				239,915,997

	Rate	Maturity Date	Face Amount
Short-Term Investments — 26.3%
Repurchase Agreements — 20.2%
State Street Bank & Trust Co. repurchase agreement dated 6/30/17; Proceeds at maturity — $71,962,300; (Fully collateralized by U.S. Treasury Notes, 1.000% due 5/15/18; Market Value — $73,403,287) (Cost — $71,962,000)	0.050%	7/3/17	$71,962,000	71,962,000

			Shares
Money Market Funds — 6.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $21,479,793)	0.935%		21,479,793	21,479,793
Total Short-Term Investments (Cost — $93,441,793)				93,441,793
Total Investments — 93.7% (Cost — $321,109,049#)				333,357,790
Other Assets in Excess of Liabilities — 6.3%				22,520,306
Total Net Assets — 100.0%				$355,878,096

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

6	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (12.9)%
Consumer Discretionary — (10.5)%
Automobiles — (2.1)%
Fiat Chrysler Automobiles NV	(230,000)	$(2,444,900	) *
Ford Motor Co.	(230,000)	(2,573,700)
General Motors Co.	(75,600)	(2,640,708)
Total Automobiles		(7,659,308)
Hotels, Restaurants & Leisure — (1.9)%
Bloomin’ Brands Inc.	(82,500)	(1,751,475)
Brinker International Inc.	(42,000)	(1,600,200)
Fiesta Restaurant Group Inc.	(80,000)	(1,652,000	) *
Red Robin Gourmet Burgers Inc.	(26,000)	(1,696,500	) *
Total Hotels, Restaurants & Leisure		(6,700,175)
Specialty Retail — (5.9)%
Asbury Automotive Group Inc.	(43,700)	(2,471,235	) *
Barnes & Noble Inc.	(95,169)	(723,284)
CarMax Inc.	(42,600)	(2,686,356	) *
Cato Corp., Class A Shares	(71,126)	(1,251,106)
Chico’s FAS Inc.	(124,700)	(1,174,674)
DSW Inc., Class A Shares	(85,800)	(1,518,660)
Finish Line Inc., Class A Shares	(60,200)	(853,034)
Kirkland’s Inc.	(112,488)	(1,156,377	) *
Lithia Motors Inc., Class A Shares	(28,000)	(2,638,440)
Michaels Cos. Inc.	(46,000)	(851,920	) *
Penske Automotive Group Inc.	(50,859)	(2,233,219)
Pier 1 Imports Inc.	(186,100)	(965,859)
Tailored Brands Inc.	(135,000)	(1,506,600)
Vitamin Shoppe Inc.	(73,000)	(850,450	) *
Total Specialty Retail		(20,881,214)
Textiles, Apparel & Luxury Goods — (0.6)%
Michael Kors Holdings Ltd.	(25,000)	(906,250	) *
Ralph Lauren Corp.	(17,600)	(1,298,880)
Total Textiles, Apparel & Luxury Goods		(2,205,130)
Total Consumer Discretionary		(37,445,827)
Financials — (1.5)%
Consumer Finance — (1.5)%
Ally Financial Inc.	(129,000)	(2,696,100)
Santander Consumer USA Holdings Inc.	(204,000)	(2,603,040	) *
Total Financials		(5,299,140)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2017

EnTrustPermal Alternative Core Fund

Security	Shares	Value
Industrials — (0.9)%
Road & Rail — (0.9)%
Avis Budget Group Inc.	(120,500)	$(3,286,035	) *
Total Common Stocks (Proceeds — $(47,153,377))		(46,031,002)
Investments in Underlying Funds — (8.7)%
Powershares QQQ Trust, Series 1	(100,500)	(13,832,820)
SPDR S&P 500 ETF Trust	(55,500)	(13,419,900)
United States Oil Fund LP	(370,962)	(3,524,139	) *
Total Investments in Underlying Funds (Proceeds — $(30,386,199))		(30,776,859)
Total Securities Sold Short (Proceeds — $(77,539,576))		$(76,807,861)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Consolidated Financial Statements.

8	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

June 30, 2017

Assets:
Underlying Funds and investments, at value (Cost — $249,147,049)	$261,395,790
Repurchase agreements, at value (Cost — $71,962,000)	71,962,000
Cash	3,953,184
Deposits with brokers for securities sold short	94,423,719
Receivable for Fund shares sold	3,298,700
Dividends and interest receivable	500,177
Receivable for Underlying Funds and investments sold	6,043
Prepaid expenses	61,318
Total Assets	435,600,931

Liabilities:
Investments sold short, at value (proceeds received — $77,539,576)	76,807,861
Payable for Underlying Funds and investments purchased	1,352,778
Payable for Fund shares repurchased	1,204,350
Investment management fee payable	95,623
Dividends payable on securities sold short	74,462
Service and/or distribution fees payable	27,131
Interest payable for securities sold short	6,101
Trustees’ fees payable	2,146
Foreign currency overdraft, at value (Cost — $658)	648
Accrued expenses	151,735
Total Liabilities	79,722,835
Total Net Assets	$355,878,096

Net Assets:
Par value (Note 7)	$251
Paid-in capital in excess of par value	343,298,893
Overdistributed net investment income	(60,587)
Accumulated net realized loss on Underlying Funds, investments, short sales, forward foreign currency contracts and foreign currency transactions	(340,927)
Net unrealized appreciation on Underlying Funds, investments, short sales, forward foreign currency contracts and foreign currencies	12,980,466
Total Net Assets	$355,878,096

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	9

Consolidated statement of assets and liabilities (unaudited) (cont’d)

June 30, 2017

Net Assets:
Class A	$25,333,798
Class C	$26,373,616
Class FI	$227,607
Class I	$303,807,024
Class IS	$136,051

Shares Outstanding:
Class A	1,782,319
Class C	1,864,965
Class FI	15,684
Class I	21,431,423
Class IS	9,461

Net Asset Value:
Class A (and redemption price)	$14.21
Class C*	$14.14
Class FI (and redemption price)	$14.51
Class I (and redemption price)	$14.18
Class IS (and redemption price)	$14.38

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.08

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

10	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2017

Investment Income:
Income distributions from Underlying Funds and investments	$2,624,135
Return of capital (Note 1(k))	(912,079)
Net Income distributions from Underlying Funds and investments	1,712,056
Interest	15,825
Total Investment Income	1,727,881

Expenses:
Investment management fee (Note 2)	1,037,351
Dividend expense on securities sold short	425,489
Interest expense on securities sold short	193,132
Service and/or distribution fees (Notes 2 and 5)	181,286
Transfer agent fees (Note 5)	157,836
Registration fees	43,180
Legal fees	33,616
Shareholder reports	22,258
Fund accounting fees	22,251
Audit and tax fees	19,935
Commodity pool reports	16,116
Trustees’ fees	9,542
Custody fees	6,312
Insurance	2,099
Interest expense	268
Miscellaneous expenses	1,718
Total Expenses	2,172,389
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(122,807)
Net Expenses	2,049,582
Net Investment Loss	(321,701)

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of Underlying Funds and investments	3,986,895
REIT distributions	82,569
Securities sold short	(1,428,969)
Forward foreign currency contracts	(305,941)
Foreign currency transactions	42,985
Net Realized Gain	2,377,539
Change in Net Unrealized Appreciation (Depreciation) From:
Underlying Funds and investments	7,344,916
Securities sold short	564,959
Forward foreign currency contracts	62,387
Foreign currencies	248
Change in Net Unrealized Appreciation (Depreciation)	7,972,510
Net Gain on Underlying Funds, Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	10,350,049
Increase in Net Assets From Operations	$10,028,348

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	11

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	2017	2016

Operations:
Net investment income (loss)	$(321,701)	$942,477
Net realized gain (loss)	2,377,539	(1,477,599)
Change in net unrealized appreciation (depreciation)	7,972,510	13,102,334
Increase in Net Assets From Operations	10,028,348	12,567,212

Distributions To Shareholders From (Notes 1 and 6):
Net investment income	(2,100,027)	(600,011)
Net realized gains	—	(1,263,281)
Decrease in Net Assets From Distributions to Shareholders	(2,100,027)	(1,863,292)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	158,507,570	141,020,428
Reinvestment of distributions	1,531,034	1,541,681
Cost of shares repurchased	(91,113,511)	(89,549,353)
Increase in Net Assets From Fund Share Transactions	68,925,093	53,012,756
Increase in Net Assets	76,853,414	63,716,676

Net Assets:
Beginning of period	279,024,682	215,308,006
End of period*	$355,878,096	$279,024,682
*Includes (overdistributed)/undistributed net investment income, respectively of:	$(60,587)	$2,361,141

See Notes to Consolidated Financial Statements.

12	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.80	$13.24	$13.96	$15.02	$14.79	$13.72

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.04	0.20	0.34	0.24	0.26 [3]
Net realized and unrealized gain (loss)	0.46	0.62	(0.37)	0.23	1.47	1.30
Total income (loss) from operations	0.43	0.66	(0.17)	0.57	1.71	1.56

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.26)	(0.81)	(0.59)	(0.44)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.02)	(0.10)	(0.55)	(1.63)	(1.48)	(0.49)

Net asset value, end of period	$14.21	$13.80	$13.24	$13.96	$15.02	$14.79
Total return[4]	3.11%	5.07%	(1.26)%	3.82%	11.85%	11.41%

Net assets, end of period (000s)	$25,334	$47,467	$35,704	$14,324	$16,140	$17,164

Ratios to average net assets:
Gross expenses[5]	1.50%[6]	1.76%	1.46%	1.40%	1.46%	1.33%
Net expenses[5,7,8]	1.43 [6]	1.37	1.21	0.39	0.89	1.02
Net investment income (loss)	(0.41) [6]	0.31	1.46	2.27	1.55	1.80 [3]

Portfolio turnover rate	46%[9]	85%[9]	105%[9]	111%	93%	72%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class A shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 94% for the six months ended June 30, 2017, 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

14	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.76	$13.30	$14.03	$15.07	$14.83	$13.75

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.06)	0.06	0.23	0.14	0.17 [3]
Net realized and unrealized gain (loss)	0.46	0.62	(0.34)	0.23	1.44	1.27
Total income (loss) from operations	0.38	0.56	(0.28)	0.46	1.58	1.44

Less distributions from:
Net investment income	—	(0.03)	(0.16)	(0.68)	(0.45)	(0.31)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	—	(0.10)	(0.45)	(1.50)	(1.34)	(0.36)

Net asset value, end of period	$14.14	$13.76	$13.30	$14.03	$15.07	$14.83
Total return[4]	2.76%	4.29%	(2.02)%	3.09%	10.94%	10.63%

Net assets, end of period (000s)	$26,374	$29,034	$31,555	$28,315	$34,812	$40,887

Ratios to average net assets:
Gross expenses[5]	2.25%[6]	2.45%	2.18%	2.14%	2.18%	2.05%
Net expenses[5,7,8]	2.17 [6]	2.12	1.85	1.14	1.66	1.77
Net investment income (loss)	(1.09) [6]	(0.46)	0.42	1.54	0.90	1.14 [3]

Portfolio turnover rate	46%[9]	85%[9]	105%[9]	111%	93%	72%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class C shares did not exceed 2.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 94% for the six months ended June 30, 2017, 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.09	$13.52	$14.25	$15.27	$14.78	$13.71

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.04	0.34	0.33	0.19	0.28 [3]
Net realized and unrealized gain (loss)	0.47	0.63	(0.51)	0.25	1.50	1.28
Total income (loss) from operations	0.45	0.67	(0.17)	0.58	1.69	1.56

Less distributions from:
Net investment income	(0.03)	(0.03)	(0.27)	(0.78)	(0.31)	(0.44)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.03)	(0.10)	(0.56)	(1.60)	(1.20)	(0.49)

Net asset value, end of period	$14.51	$14.09	$13.52	$14.25	$15.27	$14.78
Total return[4]	3.17%	5.04%	(1.23)%	3.85%	11.81%	11.39%

Net assets, end of period (000s)	$228	$205	$341	$14	$18	$96

Ratios to average net assets:
Gross expenses[5]	1.53%[6]	1.69%	1.64%	1.69%	1.48%	1.39%
Net expenses[5,7,8]	1.41 [6]	1.37	1.41	0.38	1.00	1.02
Net investment income (loss)[5]	(0.32) [6]	0.31	2.41	2.18	1.27	1.90 [3]

Portfolio turnover rate	46%[9]	85%[9]	105%[9]	111%	93%	72%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class FI shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 94% for the six months ended June 30, 2017, 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$13.82	$13.23	$13.94	$15.00	$14.77	$13.70

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.08	0.24	0.38	0.27	0.30 [3]
Net realized and unrealized gain (loss)	0.47	0.61	(0.38)	0.23	1.48	1.30
Total income (loss) from operations	0.46	0.69	(0.14)	0.61	1.75	1.60

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.28)	(0.85)	(0.63)	(0.48)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.10)	(0.10)	(0.57)	(1.67)	(1.52)	(0.53)

Net asset value, end of period	$14.18	$13.82	$13.23	$13.94	$15.00	$14.77
Total return[4]	3.25%	5.30%	(1.02)%	4.09%	12.13%	11.72%

Net assets, end of period (000s)	$303,807	$202,185	$147,695	$54,137	$41,061	$39,583

Ratios to average net assets:
Gross expenses[5]	1.25%[6]	1.53%	1.22%	1.13%	1.18%	1.04%
Net expenses[5,7,8]	1.17 [6]	1.12	0.96	0.14	0.64	0.77
Net investment income (loss)	(0.08) [6]	0.56	1.75	2.59	1.75	2.02 [3]

Portfolio turnover rate	46%[9]	85%[9]	105%[9]	111%	93%	72%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class I shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 94% for the six months ended June 30, 2017, 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

20	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2017[2]	2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.03	$13.42	$14.13	$15.16	$14.77	$13.70

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.15	0.19	0.41	0.22	0.31 [3]
Net realized and unrealized gain (loss)	0.47	0.56	(0.33)	0.20	1.52	1.29
Total income (loss) from operations	0.46	0.71	(0.14)	0.61	1.74	1.60

Less distributions from:
Net investment income	(0.11)	(0.03)	(0.28)	(0.82)	(0.46)	(0.48)
Net realized gains	—	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)
Total distributions	(0.11)	(0.10)	(0.57)	(1.64)	(1.35)	(0.53)

Net asset value, end of period	$14.38	$14.03	$13.42	$14.13	$15.16	$14.77
Total return[4]	3.26%	5.38%	(0.97)%	4.06%	12.07%	11.74%

Net assets, end of period (000s)	$136	$133	$14	$22	$14	$93

Ratios to average net assets:
Gross expenses[5]	1.19%[6]	2.54%	1.32%	1.37%	1.21%	1.13%
Net expenses[5,7,8]	1.17 [6]	1.05	0.82	0.15	0.76	0.77
Net investment income (loss)	(0.09) [6]	1.11	1.32	2.72	1.46	2.15 [3]

Portfolio turnover rate	46%[9]	85%[9]	105%[9]	111%	93%	72%

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class IS shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2017, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 94% for the six months ended June 30, 2017, 129% and 141% for the years ended December 31, 2016 and 2015, respectively.

See Notes to Consolidated Financial Statements.

22	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

EnTrustPermal Alternative Core Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$111,588,087	$19,116,715	—	$130,704,802
Common stocks	72,953,395	—	—	72,953,395
Master limited partnerships	36,069,800	—	—	36,069,800
Purchased options	188,000	—	—	188,000
Total long-term investments	220,799,282	19,116,715	—	239,915,997
Short-term investments†:
Repurchase agreements	—	71,962,000	—	71,962,000
Money market funds	21,479,793	—	—	21,479,793
Total short-term investments	21,479,793	71,962,000	—	93,441,793
Total investments	$242,279,075	$91,078,715	—	$333,357,790

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†:
Common stocks	$46,031,002	—	—	$46,031,002
Investments in underlying funds	30,776,859	—	—	30,776,859
Total securities sold short	$76,807,861	—	—	$76,807,861

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

transfers between levels as of the end of the reporting period. At June 30, 2017, securities valued at $5,558,181 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

26	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may

28	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Consolidated Statement of Operations.

(k) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

30	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Management LLC (“EnTrustPermal”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays EnTrustPermal for day-to-day management of the Fund’s portfolio and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate (%)
Up to and including $250 million	0.450
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA also pays EnTrustPermal for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses, other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses, so that the ratio of total annual fund operating expenses did not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

LMPFA has also agreed to voluntarily waive fees and/or reimburse operating expenses so that total annual fund operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2017, but may be terminated at any time by LMPFA.

During the six months ended June 30, 2017, fees waived and/or expenses reimbursed amounted to $122,807.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (”LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2017, LMIS and its affiliates retained sales charges of $6,150 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$636

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$161,786,910
Sales	92,922,754

*	Excluding securities sold short and covers on securities sold short in the amount of $97,107,899 and $73,552,476, respectively.

32	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

At June 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,030,077
Gross unrealized depreciation	(2,781,336)
Net unrealized appreciation	$12,248,741

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2017.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$188,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(1,248,544)	$(1,248,544)
Forward foreign currency contracts	$(305,941)	—	(305,941)
Total	$(305,941)	$(1,248,544)	$(1,554,485)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from Sale of Underlying Funds and investments in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$68,960	$68,960
Forward foreign currency contracts	$62,387	—	62,387
Total	$62,387	$68,960	$131,347

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from Underlying Funds and investments in the Consolidated Statement of Operations.

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

During the six months ended June 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$132,571
Forward foreign currency contracts (to sell)†	8,569,214

†	At June 30, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2017:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$188,000	—	$188,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Underlying Funds and investments at value in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$43,599		$21,884
Class C	137,409	†	14,896
Class FI	278		148
Class I	—		120,877
Class IS	—		31
Total	$181,286		$157,836

†	The amount shown is exclusive of expense reimbursements. For the six months ended June 30, 2017, the service and/or distribution fees reimbursed amounted to $57 for Class C shares.

34	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

For the six months ended June 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$11,668
Class C	10,372
Class FI	129
Class I	100,627
Class IS	11
Total	$122,807

6. Distributions to shareholders by class

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$33,838	$106,372
Class C	—	79,081
Class FI	415	869
Class I	2,064,761	413,652
Class IS	1,013	37
Total	$2,100,027	$600,011

Net Realized Gains:
Class A	—	$223,959
Class C	—	166,499
Class FI	—	1,828
Class I	—	870,916
Class IS	—	79
Total	—	$1,263,281

7. Shares of beneficial interest

At June 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	666,731	$9,340,286	1,811,852	$24,104,099
Shares issued on reinvestment	2,273	32,366	23,909	320,857
Shares repurchased	(2,326,494)	(32,575,372)	(1,092,134)	(14,579,768)
Net increase (decrease)	(1,657,490)	$(23,202,720)	743,627	$9,845,188

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares sold	172,722	$2,413,293	459,128	$6,142,616
Shares issued on reinvestment	—	—	15,420	207,244
Shares repurchased	(417,992)	(5,836,431)	(736,111)	(9,873,891)
Net decrease	(245,270)	$(3,423,138)	(261,563)	$(3,524,031)

Class FI
Shares sold	5,731	$82,010	5,261	$70,446
Shares issued on reinvestment	29	415	197	2,697
Shares repurchased	(4,614)	(66,183)	(16,137)	(222,643)
Net increase (decrease)	1,146	$16,242	(10,679)	$(149,500)

Class I
Shares sold	10,437,051	$146,668,386	8,243,340	$110,585,523
Shares issued on reinvestment	105,439	1,497,240	75,319	1,010,767
Shares repurchased	(3,741,855)	(52,630,359)	(4,852,671)	(64,873,051)
Net increase	6,800,635	$95,535,267	3,465,988	$46,723,239

Class IS
Shares sold	250	$3,595	8,444	$117,744
Shares issued on reinvestment	70	1,013	9	116
Shares repurchased	(361)	(5,166)	—	—
Net increase (decrease)	(41)	$(558)	8,453	$117,860

8. Deferred capital losses

As of December 31, 2016, the Fund had deferred capital losses of $1,384,980, which have no expiration date, that will be available to offset future taxable capital gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent event

At a meeting of the Board of Trustees (the “Board”) of the Trust held on July 25-26, 2017, the Board approved a proposal from LMPFA, the Fund’s manager, and EnTrustPermal, the Fund’s subadviser, to change how the Fund’s investment strategy is implemented — specifically, from a “fund-of-funds” to a fund that will obtain greater exposure to asset classes and strategies through investment in ETFs, securities and other instruments, rather

36	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

than through investing more than 25% of its assets in mutual funds. In addition, the Board approved, subject to shareholder approval, a proposal to revise the Fund’s investment restriction (the “Revised Restriction”) relating to concentration of investments, under which the Fund would no longer be required to concentrate more than 25% of its assets in the mutual fund industry. Under the Revised Restriction, the Fund would not be permitted to concentrate (i.e., invest more than 25% of its assets) in any industry.

In connection with the changes described above, the Board approved, subject to shareholder approval, an amended and restated management agreement between the Trust and LMPFA with respect to the Fund (the “Proposed Management Agreement”) under which the management fee payable by the Fund would be increased from an annual rate of 0.65% of the Fund’s average daily net assets to an annual rate of 0.90% of the Fund’s average daily net assets up to and including $1 billion, declining to 0.85% of average daily net assets in excess of $1 billion and up to and including $2 billion and 0.80% of average daily net assets in excess of $2 billion.

The Board also approved, subject to shareholder approval, an amended and restated subadvisory agreement between LMPFA and EnTrustPermal Partners Offshore LP (“EPOLP”) with respect to the Fund (the “Proposed Subadvisory Agreement”). It is currently anticipated that the Fund will change its current subadviser from EnTrustPermal to EPOLP (an affiliate of EnTrustPermal) no later than October 1, 2017. EPOLP, a Delaware limited partnership, is a registered investment adviser and the surviving entity in a consolidation of multiple investment management entities (including EnTrustPermal) that are subsidiaries of EnTrustPermal LLC. Under the Proposed Subadvisory Agreement, the subadvisory fees payable by LMPFA to EPOLP would be higher than the fees payable by LMPFA to EnTrustPermal under the current subadvisory agreement. LMPFA currently pays an aggregate subadvisory fee to EnTrustPermal and Western Asset Management Company (“Western Asset”) at the annual rate of 0.450% of the Fund’s average daily net assets up to and including $250 million, declining to 0.400% of the Fund’s average daily net assets over $250 million and up to and including $750 million and to 0.350% of average daily net assets over $750 million. LMPFA also currently pays EnTrustPermal a separate fee of 0.05% of the Fund’s average daily net assets related to implementation of portfolio investment decisions and provision of compliance and portfolio execution services to the Fund. Under the Proposed Subadvisory Agreement, LMPFA (not the Fund) would pay EPOLP and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

The Board also approved new contractual caps on fund operating expenses, under which total annual fund operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses) would be capped at 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares would not exceed total

EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

annual fund operating expenses for Class I shares. The revised contractual caps would go into effect if the Proposed Management Agreement and Proposed Subadvisory Agreement are approved by shareholders and would continue in effect until December 31, 2019. The current voluntary caps (which are in addition to the current contractual caps) of 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares would be eliminated at the same time that the revised contractual caps would go into effect.

In addition to the increased investments in ETFs, securities and other instruments, EnTrustPermal advised the Board that it expected to increase its use of derivative instruments to take short positions as opposed to selling securities short, as it does currently and may continue to do. A short position involves the risk of a theoretically unlimited increase in the value of the underlying instrument or security and, thus, the risk of a theoretically unlimited loss for the Fund. Short positions also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

The Proposed Management Agreement, the Proposed Subadvisory Agreement and the Revised Restriction each require shareholder approval before they can become effective. Approval of each of the Proposed Management Agreement, the Proposed Subadvisory Agreement and the Revised Restriction will be contingent on approval of the other proposals. If the proposals are not approved, the current management agreement with LMPFA and subadvisory agreement with EPOLP would remain in effect, the Fund would continue to be managed according to its current investment policies and management may continue to consider alternatives to the current investment strategy.

It is anticipated that a proxy statement further describing the proposals and requesting that shareholders vote to approve the proposals will be filed with the U.S. Securities and Exchange Commission in early September 2017 and will be mailed to shareholders in early October 2017. The Board has fixed the close of business of September 15, 2017 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting has been scheduled for January 5, 2018.

*  *  *

Unrelated to the proxy statement, it is currently anticipated that the Fund’s subadviser will change from EnTrustPermal to EPOLP no later than October 1, 2017. EPOLP, with offices at 375 Park Avenue, New York, New York 10152, is a separate subsidiary of EnTrustPermal LLC, a holding company formed to administer the combined businesses of EnTrust Capital and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz and entities controlled by him. EPOLP will provide day-to-day portfolio management with respect to the Fund’s assets except for the management of a certain portion of the Fund’s cash and short-term instruments. No changes to the subadvisory services are expected as a result of the change.

38	EnTrustPermal Alternative Core Fund 2017 Semi-Annual Report

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/17 SR17-3131

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 18, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 18, 2017